                                                                    Exhibit 10.1

                          MANAGEMENT SERVICES AGREEMENT

           THIS MANAGEMENT SERVICES AGREEMENT (the "Agreement") dated as of September 30, 1998 is between True Temper Sports, Inc. (the "Company") and Cornerstone Equity Investors, LLC ("Cornerstone").

           WHEREAS, the Company desires to retain Cornerstone and Cornerstone desires to perform for the Company certain services;

           NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

           1. Term. This Agreement shall be in effect for an initial term of seven (7) years commencing on the date hereof (the "Term"), and shall be automatically extended thereafter on a year to year basis unless the Company or Cornerstone gives written notice of its desire to terminate this Agreement to the other party 90 days prior to the expiration of the Term or any extension thereof.

           2. Services. Cornerstone shall perform or cause to be performed such services for the Company and its direct and indirect subsidiaries as directed by the Company's board of directors and agreed to by Cornerstone, which may include, without limitation, the following:

           (a) general management services;

           (b) identification, support, negotiation and analysis of acquisitions and dispositions;

           (c) support, negotiation and analysis of financing alternatives, including, without limitation, in connection with acquisitions, capital expenditures and refinancing of existing indebtedness;

           (d) finance functions, including assistance in the preparation of financial projections, and monitoring of compliance with financing agreements;

           (e) strategic planning functions, including evaluating major strategic alternatives; and

           (f) other services for the Company and its subsidiaries upon which the Company's board of directors and Cornerstone agree.

           3. Advisory Fees and Transaction Fees.

           (a) Payment to Cornerstone for services rendered in connection with the performance of services pursuant to this Agreement shall be $500,000 per year or such other amount as the parties hereto shall agree ("Advisory Fees") plus reasonable out-of-pocket expenses of

Cornerstone. The Advisory Fees shall be payable quarterly in advance by the Company in immediately available funds, the first such payment to be made promptly after the date hereof.

           (b) During the term of this Agreement, Cornerstone shall be entitled to receive from the Company a transaction fee in connection with the consummation by the Company or any of its subsidiaries of (i) each material acquisition of an additional business (ii) each material divestiture and (iii) each material financing or refinancing, in each case, in an amount equal to 1% of the aggregate value of such transaction (each such payment, a "Transaction Fee").

           (c) Upon the consummation of the recapitalization of the Company contemplated by that certain Reorganization, Recapitalization and Stock Purchase Agreement by and between The Black & Decker Corporation, True Temper Sports, Inc. and TTSI LLC, dated as of June 29, 1998, the Company shall pay to Cornerstone a transaction fee of $3,000,000 (the "Closing Fee") in immediately available funds, to an account designated by Cornerstone; it being understood that the Closing Fee shall be in lieu of the Transaction Fee with respect to such recapitalization.

           (d) In the event that during the term of this Agreement the Company and Cornerstone agree, in their respective sole discretion, that all or a portion of the Advisory Fees to be paid by the Company to Cornerstone can be advantageously applied directly by the Company for purposes that are beneficial to the Company and to Cornerstone in connection with services provided by Cornerstone hereunder or that may facilitate the provision of such services by Cornerstone, then the Advisory Fees payable hereunder will be reduced and the Company will apply such agreed amounts directly for such other purposes.

           4. Subordination. Cornerstone covenants and agrees that the payment to Cornerstone of any Advisory Fees and Transaction Fees as contemplated in this Agreement shall be subordinate and junior in right to payment for any indebtedness incurred by the Company related to or arising out of the issuance by the Company of the Senior Subordinated Increasing Rate Notes (the "Notes") pursuant to that certain Securities Purchase Agreement, dated as of September 30,1998, among the Company, the Guarantors thereto and the Purchaser Party thereto (the "Bridge Agreement"). No payment shall be made by the Company hereunder, whether with respect to any Advisory Fees or Transaction Fees, at any time when there shall have occurred and be continuing (i) any default in the payment of all or any part of the principal or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise or (ii) any default in the payment of any installment of interest upon any of the Notes or any fees payable under the Bridge Agreement or any taxes payable thereunder as and when the same shall become due and payable; provided, however, that following the earlier of (a) the cure, waiver or other resolution of such default or (ii) the payment in full in cash of all obligations under the Notes then outstanding, all amounts that have not been paid to Cornerstone due to the application of the provisions of this
Section 4 shall be promptly paid to Cornerstone without requiring any demand, notice to the Company or other action on the part of Cornerstone.

           5. Personnel. Cornerstone shall provide and devote to the performance of this Agreement such employees, affiliates and agents of Cornerstone as Cornerstone shall deem appropriate to the furnishing of the services required.

           6. Liability. Neither Cornerstone nor any of its affiliates, members, partners, employees or agents shall be liable to the Company or any of its subsidiaries or affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of services contemplated by this Agreement, unless such loss, liability, damage or expense shall be proven to result directly from gross negligence, willful misconduct or bad faith on the part of Cornerstone, its affiliates, members, partners, employees or agents acting within the scope of their employment or authority.

           7. Indemnity. The Company and its subsidiaries shall defend, indemnify and hold harmless Cornerstone, its affiliates, members, partners, employees and agents from and against any and all loss, liability, damage, or expenses arising from any claim (a "Claim") by any person with respect to, or in any way related to, the performance of services contemplated by this Agreement (including attorneys' fees) (collectively, "Claims") resulting from any act or omission of Cornerstone, its affiliates, members, partners, employees or agents, other than for Claims which shall be proven to be the direct result of gross negligence, bad faith or willful misconduct by Cornerstone, its affiliates, members, partners, employees or agents. The Company and its subsidiaries shall defend at its own cost and expense any and all suits or actions (just or unjust) which may be brought against the Company, and/or any of its subsidiaries and any of Cornerstone, its officers, directors, affiliates, members, partners, employees or agents or in which any of Cornerstone, its affiliates, members, partners, employees or agents may be impleaded with others upon any Claim or Claims, or upon any matter, directly or indirectly, related to or arising out of this Agreement or the performance hereof by Cornerstone, its affiliates, members, partners, employees or agents, except that if such damage shall be proven to be the direct result of gross negligence, bad faith or willful misconduct by Cornerstone, its affiliates, members, partners, employees or agents, then Cornerstone shall reimburse the Company for the costs of defense and other costs incurred by the Company.

           8. Notices. All notices or other communications required or permitted by this Agreement shall be effective upon receipt and shall be in writing and delivered personally or by overnight courier, or sent by facsimile, as follows:

                  To the Company:

                  True Temper Sports, Inc.
                  8275 Tournament Drive
                  Suite 200
                  Memphis, Tennessee 38125
                  Attention: President
                  Telecopy No.: (901) 746-2162

                  To Cornerstone:

                  Cornerstone Equity Investors, LLC
                  717 Fifth Avenue, Suite 1100
                  New York, NY  10022
                  Attention: Mark Rossi & Tyler Wolfram
                  Telecopy No.:  (212) 826-6798

           9. Assignment. No party hereto may assign any obligations hereunder to any other party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld; provided, however, that, notwithstanding the foregoing, Cornerstone may assign its rights and obligations under this Agreement to any of its affiliates without the consent of the Company.

           10. Successors. This Agreement and all the obligations and benefits hereunder shall inure to the successors and assigns of the parties hereto.

           11. Counterparts. This Agreement may be executed and delivered by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute but one and the same agreement.

           12. Entire Agreement; Modification; Governing Law. The terms and conditions hereof constitute the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersede all previous communications, either oral or written, representations or warranties of any kind whatsoever, except as expressly set forth herein. No modifications of this Agreement nor waiver of the terms or conditions hereof shall be binding upon any party hereto unless approved in writing by an authorized representative of such party. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.



                                    * * * * *


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
           IN WITNESS WHEREOF, the parties have executed this Management Services Agreement as of the date first written above.


                                             TRUE TEMPER SPORTS, INC.


                                             By:_______________________________
                                             Name: Charles E. Fenton
                                             Title: Vice-President



                                             CORNERSTONE EQUITY INVESTORS, LLC


                                             By:_______________________________
                                             Name:
                                             Title:

                   AMENDMENT TO MANAGEMENT SERVICES AGREEMENT


                  THIS AMENDMENT (this "Amendment") to the Management Services Agreement (the "Agreement") is made as of the 23rd day of November, 1998, by and among True Temper Sports, Inc. (the "Company") and Cornerstone Equity Investors, LLC ("Cornerstone").

                  WHEREAS, the Company and Cornerstone entered into the Agreement as of September 30, 1998; and

                  WHEREAS, the Company and Cornerstone desire to amend Section 4 of the Agreement as more fully set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein, the parties hereto agree as follows:

          Section 1. Definitions. Capitalized terms used in but not defined in this Amendment shall have the meanings specified in the Agreement.

         Section 2. Amendment to Section 4. Section 4 of the Agreement is hereby amended by deleting Section 4 thereof in its entirety and replacing it with the following:

                   "4. Subordination. Cornerstone covenants and agrees that the payment to Cornerstone of any Advisory Fees and Transaction Fees as contemplated in this Agreement shall be subordinate and junior in right to payment for any indebtedness incurred by the Company related to or arising out of the issuance by the Company of the 10"% Senior Subordinated Notes due 2008 (the "Notes") pursuant to that certain indenture between the Company and United States Trust Company of new York, as trustee, dated November 23, 1998 (the "Indenture"). No payment shall be made by the Company hereunder, whether with respect to any Advisory Fees or Transaction Fees, at any time when there shall have occurred and be continuing (i) any default in the payment of all or any part of the principal or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise or (ii) any default in the payment of any installment of interest upon any of the Notes or any fees payable under the Indenture or any taxes payable thereunder as and when the same shall become due and payable; provided, however, that following the earlier of (a) the cure, waiver or other resolution of such default or (ii) the payment in full in cash of all obligations under the Notes then outstanding, all amounts that have not been paid to Cornerstone due to the application of the provisions of this Section 4 shall be promptly paid to Cornerstone without requiring any demand, notice to the Company or other action on the part of Cornerstone."

          Section 3. Limited Amendment. Except as amended by this Amendment and as the context may otherwise require to give effect to the intent and purposes of this Amendment, the Agreement shall remain in full force and effect without any other amendments or modifications.

          Section 4. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given, if to the Company:

                  True Temper Sports, Inc.
                  8275 Tournament Drive
                  Suite 200
                  Memphis, Tennessee 38125
                  Attention: President
                  Telecopy No.: (901) 746-2162

                  if to Cornerstone:

                  Cornerstone Equity Investors, LLC
                  717 Fifth Avenue, Suite 1100
                  New York, NY  10022
                  Attention: Mark Rossi & Tyler Wolfram
                  Telecopy No.:  (212) 826-6798

                  Section 5. Assignment. No party hereto may assign any obligations hereunder to any other party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld; provided, however, that, notwithstanding the foregoing, Cornerstone may assign its rights and obligations under this Agreement to any of its affiliates without the consent of the Company.

                  Section 6. Successors. This Amendment and all the obligations and benefits hereunder shall inure to the successors and assigns of the parties hereto.

                  Section 7. Counterparts. This Amendment may be executed and delivered by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute but one and the same agreement.

                  Section 8. Entire Agreement; Modification; Governing Law. The terms and conditions of the Agreement as amended by this Amendment constitute the entire agreement among the parties with respect to the subject matter of the Agreement and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter thereof.



                                    * * * * *

                  IN WITNESS WHEREOF, the parties have executed this Management Services Agreement as of the date first written above.


                                           TRUE TEMPER SPORTS, INC.


                                           By: ________________________________
                                           Name: Fred H. Geyer
                                           Title: Chief Financial Officer



                                           CORNERSTONE EQUITY INVESTORS, LLC


                                           By:_________________________________
                                           Name:
                                           Title:

                         MANAGEMENT SERVICES AGREEMENT

     THIS MANAGEMENT SERVICES AGREEMENT (the "Agreement") dated as of September 30, 1998 is between True Temper Sports, Inc. (the "Company") and Cornerstone Equity Investors, LLC ("Cornerstone").

     WHEREAS, the Company desires to retain Cornerstone and Cornerstone desires to perform for the Company certain services;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

     1. Term. This Agreement shall be in effect for an initial term of seven
(7) years commencing on the date hereof (the "Term"), and shall be automatically extended thereafter on a year to year basis unless the Company or Cornerstone gives written notice of its desire to terminate this Agreement to the other party 90 days prior to the expiration of the Term or any extension thereof.

     2. Services. Cornerstone shall perform or cause to be performed such services for the Company and its direct and indirect subsidiaries as directed by the Company's board of directors and agreed to by Cornerstone, which may include, without limitation, the following:

     (a) general management services;

     (b) identification, support, negotiation and analysis of acquisitions and dispositions;

     (c) support, negotiation and analysis of financing alternatives, including, without limitation, in connection with acquisitions, capital expenditures and refinancing of existing indebtedness;

     (d) finance functions, including assistance in the preparation of financial projections, and monitoring of compliance with financing agreements;

     (e) strategic planning functions, including evaluating major strategic alternatives; and

     (f) other services for the Company and its subsidiaries upon which the Company's board of directors and Cornerstone agree.

     3. Advisory Fees and Transaction Fees.

     (a) Payment to Cornerstone for services rendered in connection with the performance of services pursuant to this Agreement shall be $500,000 per year or such other amount as the parties hereto shall agree ("Advisory Fees") plus reasonable out-of-pocket expenses of

Cornerstone. The Advisory Fees shall be payable quarterly in advance by the Company in immediately available funds, the first such payment to be made promptly after the date hereof.

     (b) During the term of this Agreement, Cornerstone shall be entitled to receive from the Company a transaction fee in connection with the consummation by the Company or any of its subsidiaries of (i) each material acquisition of an additional business (ii) each material divestiture and (iii) each material financing or refinancing, in each case, in an amount equal to 1% of the aggregate value of such transaction (each such payment, a "Transaction Fee").

     (c) Upon the consummation of the recapitalization of the Company contemplated by that certain Reorganization, Recapitalization and Stock Purchase Agreement by and between The Black & Decker Corporation, True Temper Sports, Inc. and TTSI LLC, dated as of June 29, 1998, the Company shall pay to Cornerstone a transaction fee of $3,000,000 (the "Closing Fee") in immediately available funds, to an account designated by Cornerstone; it being understood that the Closing Fee shall be in lieu of the Transaction Fee with respect to such recapitalization.

     (d) In the event that during the term of this Agreement the Company and Cornerstone agree, in their respective sole discretion, that all or a portion of the Advisory Fees to be paid by the Company to Cornerstone can be advantageously applied directly by the Company for purposes that are beneficial to the Company and to Cornerstone in connection with services provided by Cornerstone hereunder or that may facilitate the provision of such services by Cornerstone, then the Advisory Fees payable hereunder will be reduced and the Company will apply such agreed amounts directly for such other purposes.

     4. Subordination. Cornerstone covenants and agrees that the payment to Cornerstone of any Advisory Fees and Transaction Fees as contemplated in this Agreement shall be subordinate and junior in right to payment for any indebtedness incurred by the Company related to or arising out of the issuance by the Company of the Senior Subordinated Increasing Rate Notes (the "Notes") pursuant to that certain Securities Purchase Agreement, dated as of September 30, 1998, among the Company, the Guarantors thereto and the Purchaser Party thereto (the "Bridge Agreement"). No payment shall be made by the Company hereunder, whether with respect to any Advisory Fees or Transaction Fees, at any time when there shall have occurred and be continuing (i) any default in the payment of all or any part of the principal or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise or (ii) any default in the payment of any installment of interest upon any of the Notes or any fees payable under the Bridge Agreement or any taxes payable thereunder as and when the same shall become due and payable; provided, however, that following the earlier of (a) the cure, waiver or other resolution of such default or (ii) the payment in full in cash of all obligations under the Notes then outstanding, all amounts that have not been paid to Cornerstone due to the application of the provisions of this
Section 4 shall be promptly paid to Cornerstone without requiring any demand, notice to the Company or other action on the part of Cornerstone.

     5. Personnel. Cornerstone shall provide and devote to the performance of this Agreement such employees, affiliates and agents of Cornerstone as Cornerstone shall deem appropriate to the furnishing of the services required.

     6. Liability. Neither Cornerstone nor any of its affiliates, members, partners, employees or agents shall be liable to the Company or any of its subsidiaries or affiliates for any loss, liability, damage or expense arising out of or in connection with the performance of services contemplated by this Agreement, unless such loss, liability, damage or expense shall be proven to result directly from gross negligence, willful misconduct or bad faith on the part of Cornerstone, its affiliates, members, partners, employees or agents acting within the scope of their employment or authority.

     7. Indemnity. The Company and its subsidiaries shall defend, indemnify and hold harmless Cornerstone, its affiliates, members, partners, employees and agents from and against any and all loss, liability, damage, or expenses arising from any claim (a "Claim") by any person with respect to, or in any way related to, the performance of services contemplated by this Agreement (includ-ing attorneys' fees) (collectively, "Claims") resulting from any act or omission of Cornerstone, its affiliates, members, partners, employees or agents, other than for Claims which shall be proven to be the direct result of gross negligence, bad faith or willful misconduct by Cornerstone, its affiliates, members, partners, employees or agents. The Company and its subsidiaries shall defend at its own cost and expense any and all suits or actions (just or unjust) which may be brought against the Company, and/or any of its subsidiaries and any of Cornerstone, its officers, directors, affiliates, members, partners, employees or agents or in which any of Cornerstone, its affiliates, members, partners, employees or agents may be impleaded with others upon any Claim or Claims, or upon any matter, directly or indirectly, related to or arising out of this Agreement or the performance hereof by Cornerstone, its affiliates, members, partners, employees or agents, except that if such damage shall be proven to be the direct result of gross negligence, bad faith or willful misconduct by Cornerstone, its affiliates, members, partners, employees or agents, then Cornerstone shall reimburse the Company for the costs of defense and other costs incurred by the Company.

     8. Notices. All notices or other communications required or permitted by this Agreement shall be effective upon receipt and shall be in writing and delivered personally or by overnight courier, or sent by facsimile, as follows:

     To the Company:

     True Temper Sports, Inc.
     8275 Tournament Drive
     Suite 200
     Memphis, Tennessee 38125
     Attention: President
     Telecopy No.: (901) 746-2162

     To Cornerstone:

     Cornerstone Equity Investors, LLC
     717 Fifth Avenue, Suite 1100
     New York, NY 10022
     Attention: Mark Rossi & Tyler Wolfram
     Telecopy No.: (212) 826-6798

     9. Assignment. No party hereto may assign any obligations hereunder to any other party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld; provided, however, that, notwithstanding the foregoing, Cornerstone may assign its rights and obligations under this Agreement to any of its affiliates without the consent of the Company.


     10. Successors. This Agreement and all the obligations and benefits hereunder shall inure to the successors and assigns of the parties hereto.


     11. Counterparts. This Agreement may be executed and delivered by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute but one and the same agreement.


     12. Entire Agreement; Modification; Governing Law. The terms and conditions hereof constitute the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersede all previous communications, either oral or written, representations or warranties of any kind whatsoever, except as expressly set forth herein. No modification of this Agreement nor waiver of the terms or conditions hereof shall be binding upon any party hereto unless approved in writing by an authorized representative of such party. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.


                                 *  *  *  *  *

                  IN WITNESS WHEREOF, the parties have executed this Management Services Agreement as of the date first written above.


                                           TRUE TEMPER SPORTS, INC.


                                           By: ________________________________
                                           Name:  Charles E. Fenton
                                           Title: Vice-President



                                           CORNERSTONE EQUITY INVESTORS, LLC


                                           By:_________________________________
                                           Name:
                                           Title: